                                 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Power Integrations, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                            POWER INTEGRATIONS, INC.
                             477 N. Mathilda Avenue
                          Sunnyvale, California  94086

                                                                  May 2, 2000
To our stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Power Integrations, Inc. on June 6, 2000 at 477 N. Mathilda Avenue, Sunnyvale, California 94086 at 1:00 p.m., Pacific Daylight Time.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 1999 Power Integrations, Inc. Annual Report, which includes audited financial statements and certain other information.

     It is important that you use this opportunity to take part in the affairs of Power Integrations, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

                                Sincerely,

                                /s/ Howard F. Earhart

                                Howard F. Earhart
                                President and Chief Executive Officer

                            POWER INTEGRATIONS, INC.
                             477 N. Mathilda Avenue
                          Sunnyvale, California  94086

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 6, 2000

Dear Stockholder:

     You are invited to attend the annual meeting of stockholders of Power Integrations, Inc., which will be held on June 6, 2000, at 1:00 p.m. Pacific Daylight Time at 477 N. Mathilda Avenue, Sunnyvale, California 94086, for the following purposes:

1. To elect two (2) Class III directors to hold office for a three-year term and until their successors are elected and qualified.

2. To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 100,000,000 shares, to a total of 140,000,000 shares.

3. To approve an amendment to our 1997 Stock Option Plan which provides that effective January 1, 2001, 662,000 shares which would otherwise only be available for grant under the plan pursuant to non-statutory stock options may instead be granted pursuant to incentive stock options.

4. To approve an increase in the number of shares reserved for issuance under our 1997 Employee Stock Purchase Plan from 1,000,000 to 1,500,000 shares of common stock.

5. To approve an increase in the number of shares reserved for issuance under our 1997 Outside Directors Stock Option Plan from 400,000 to 800,000 shares of common stock.

6. To ratify the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2000.

7.   To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 19, 2000, are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our principal offices.

                              By order of the board of directors,

                              /s/ Robert G. Staples

                              Robert G. Staples
                              Secretary

Sunnyvale, California
May 2, 2000

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            POWER INTEGRATIONS, INC.
                             477 N. Mathilda Avenue
                          Sunnyvale, California  94086


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is solicited by the board of directors of Power Integrations, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held June 6, 2000, or any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this proxy statement is May 2, 2000, the approximate date on which this proxy statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

     Annual Report. An annual report for the year ended December 31, 1999, is enclosed with this proxy statement.

     Voting Securities. Only stockholders of record as of the close of business on April 19, 2000, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 27,226,231 shares of our common stock, par value $.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each stockholder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this proxy statement. Our bylaws provide that a majority of all of the shares of our capital stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of Proxies. Power Integrations will bear the cost of soliciting proxies. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.
In addition, we have engaged the services of Corporate Investor Communications, Inc., a proxy solicitation firm. We will pay approximately $4,500 for these services and will reimburse Corporate Investor Communications for its reasonable, out-of-pocket expenses.

     Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of Power Integrations at our principal offices at 477 N. Mathilda Avenue, Sunnyvale, California 94086, of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

     Power Integrations has a classified board of directors which currently consists of six (6) directors: two (2) of whom are Class I directors, two (2) of whom are Class II directors, and two (2) of whom are Class III directors. Class I, Class II and Class III directors serve until the annual meeting of stockholders to be held in 2001, 2002 and 2000, respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in that class whose terms expire at such annual meeting.

     Management's nominees for election at the 2000 annual meeting of stockholders to Class III of the board of directors are Howard F. Earhart and Alan D. Bickell. If elected, each nominee will serve as a director until Power Integrations' annual meeting of stockholders in 2003, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the board of directors may designate.

     The table below sets forth the names and certain information of our directors, including the Class III nominees to be elected at this meeting.


                                              Principal occupation with Power Integrations       Age         Director
Name                                           Integration                                                     since
-------------------------------------------  -------------------------------------------------  --------      --------
Class I directors whose terms expire at the 2001 annual meeting of stockholders:
  R. Scott Brown                             Director                                               59           1999

  Steven J. Sharp                            Director                                               58           1988

Class II nominee to be elected at the 2002 annual meeting of stockholders:

  E. Floyd Kvamme                            Director                                               62           1989

  Nicholas E. Brathwaite                     Director                                               41           2000

Class III directors whose terms expire at the 2000 annual meeting of stockholders:

  Howard F. Earhart                          Chairman of the Board, President and Chief             60           1995
                                             Executive Officer

  Alan D. Bickell                            Director                                               63           1999

     Howard F. Earhart has served as our president, chief executive officer and as a director since January 1995. From July 1994 to March 1995, Mr. Earhart served as chief executive officer of Co-Active Computing, a personal computer peer-to-peer network adapter company. From July 1994 to January 1995, Mr. Earhart served as chief executive officer of Reach Software, a software company.

     Alan D. Bickell has served as a member of the board of directors since April 1999. Mr. Bickell retired in 1996 after more than 30 years with Hewlett Packard, serving as a corporate senior vice president and managing director of geographic operations since 1992.

     Nicholas E. Brathwaite has served as a member of the board of directors since January 2000. Mr. Brathwaite currently serves as senior vice president and chief technology officer for Flextronics International, a provider of engineering, advanced electronics manufacturing and logistical services, and has held various engineering management positions with Flextronics since 1995. From 1989 to 1995, Mr. Brathwaite held various management positions at nChip, a multi-chip module company.

     R. Scott Brown has served as member of the board of directors since July 1999. From 1985 to 1999, Mr. Brown served as senior vice president of worldwide sales and support for Xilinx, Inc., a designer and developer of complete programmable logic solutions for use by electronic equipment manufacturers.

     E. Floyd Kvamme has served as a member of the board of directors since September 1989. Mr. Kvamme has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital company, since 1984. Mr. Kvamme also serves on the boards of Brio Technology, Harmonic, National Semiconductor, Photon Dynamics and several private companies.

     Steven J. Sharp is one of our founders and has served as a member of the board of directors since our inception. Mr. Sharp has served as president, chief executive officer and chairman of the board of TriQuint Semiconductor, a manufacturer of gallium arsenide integrated circuits, since September 1991.

Board of director's committees and meetings

     During the year ended December 31, 1999, the board of directors held five
(5) meetings. Each incumbent director attended at least 75% of the aggregate of such meetings of the board and any committee of the board on which he served. The board of directors has established an audit committee and a compensation committee.

     The audit committee's function is to:

     . review with the independent auditors and management of Power Integrations the annual financial statements and independent auditors' opinion,

     . review the scope and results of the examination of our financial statements by the independent auditors,

     . approve all professional services and related fees performed by the independent auditors,

     . recommend the retention of the independent auditors to the board, subject to ratification by the stockholders, and

     . periodically review our accounting policies and internal accounting and financial controls.

     The audit committee also oversees actions taken by our independent auditors and recommends the engagement of auditors. The members of the audit committee during 1999 were Dr. Edward C. Ross and Mr. E. Floyd Kvamme. Dr. Ross resigned from the board on April 21, 1999. The vacancy in the audit committee created by Dr. Ross' resignation has been filled by Mr. Alan D. Bickell. During 1999, the audit committee held two (2) meetings.

     The compensation committee's function is to make decisions concerning salaries and incentive compensation for executive officers of Power Integrations. The members of the compensation committee during 1999 were Dr. Ross, Mr. Kvamme and Dr. Davidow. Dr. Davidow resigned from the board on July 23, 1999. The vacancy in the compensation committee created by Dr. Ross' resignation has been filled by Mr. Bickell and the vacancy created by Dr. Davidow's resignation has been filled by Mr. R. Scott Brown. During 1999, the compensation committee did not meet, but instead acted by written consent and the board of directors in its entirety performed the functions noted above. For additional information concerning the compensation committee, see "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

Vote required and board of directors' recommendation

     If a quorum is present and voting at the annual meeting of stockholders, the nominees for Class III directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                              PROPOSAL NUMBER TWO
                 APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE
                        OF INCORPORATION TO INCREASE THE
                  AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     On March 17, 2000, the board of directors authorized an amendment to Power Integrations' Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 from 40,000,000 shares to 140,000,000 shares. A copy of the amendment is attached hereto as Appendix A. Our
                                                       ----------
     Certificate of Incorporation currently authorizes the issuance by Power Integrations of up to 40,000,000 shares of common stock and 3,000,000 shares of preferred stock, $0.001 par value per share (the "Preferred Shares"). As of January 31, 2000, there were approximately 26,633,592 shares of common stock issued and outstanding, approximately 9,532,489 shares of common stock reserved for issuance under various stock plans, of which options for 7,925,623 shares have been granted, and approximately 1,606,866 shares of common stock available for future issuance. No preferred shares are issued or outstanding. There are no preemptive rights with respect to our common stock.

     During the past year, the market price of our common stock was at historically high levels. As a result, we effected a two-for-one stock split in the form of a stock dividend for holders of record at the close of business on November 8, 1999. Due to this stock split, we now have a very limited number of authorized shares of common stock remaining that are not issued or reserved for issuance. The board of directors believes that the proposed increase is desirable so that, as the need may arise, we will have more flexibility to issue shares of common stock in connection with future opportunities for expanding our business through investments or acquisitions, possible future stock dividends or stock splits, possible increases in the share reserves under our stock plan, and for other general corporate purposes. Other than as outlined above, we have no specified use planned for the additional shares being proposed for authorization under this proposal.

     Authorized but unissued shares of our common stock may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from our stockholders, except as otherwise required by applicable law or Nasdaq Stock Market policies. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. Furthermore, if the additional authorized shares are issued in connection with a stock dividend, they will not affect the existing stockholders' percentage equity ownership of Power Integrations. However, to the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership; depending upon the price at which they are issued, they could be either dilutive or nondilutive to the existing stockholders.

     The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Power Integrations without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of Power Integrations more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Power Integrations. The proposal to increase the authorized common stock of Power Integrations is not in response to any offer, solicitation or proposal to merge, combine or otherwise acquire control by a third party.

Vote required and board of directors' recommendation

     The affirmative vote of a majority of all outstanding shares of common stock of Power Integrations is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal. THEREFORE, FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF POWER INTEGRATIONS' RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF POWER INTEGRATIONS' COMMON STOCK.

                             PROPOSAL NUMBER THREE
                            APPROVAL OF AMENDMENT OF
                             1997 STOCK OPTION PLAN

     The board of directors adopted the 1997 Stock Option Plan, also referred to as the 1997 Plan, on June 3, 1997. Currently, the 1997 Plan provides that the maximum number of shares issuable under the 1997 Plan will automatically be increased on the first day of each fiscal year beginning on or after January 1, 2000 by an amount equal to 5% of the number of shares of our common stock which was issued and outstanding on the last day of the preceding fiscal year. However, to comply with the Internal Revenue Code of 1986 (the "Code"), the 1997 Plan provides that the number of shares which may cumulatively be available for issuance upon the exercise of incentive stock options, or ISOs, within the meaning of Section 422 of the Code, will remain fixed at 6,704,454 shares (the "ISO Issuance Limit"). Because the use of ISOs is an important factor in attracting and retaining qualified employees, the board of directors has amended the 1997 Plan, subject to stockholder approval, to increase the ISO Issuance Limit by 662,000 shares, to 7,366,454 shares, effective as of January 1, 2001. The increase in the ISO Issuance Limit contemplated by this amendment will NOT increase the total number of shares issuable under the 1997 Plan.

     The stockholders are now being asked to approve the increase in the ISO Issuance Limit from 6,704,454 shares to 7,366,454 shares. The board of directors believes that approval of this amendment is in the best interests of Power Integrations and our stockholders because the ability to grant ISOs is an important factor in attracting, motivating and retaining qualified officers and employees essential to our success and in aligning their long-term interests with those of the stockholders.

Summary of the provisions of the 1997 Plan

     The following summary of the 1997 Plan is qualified in its entirety by the specific language of the 1997 Plan, a copy of which is available to any stockholder upon request.

     General. The 1997 Plan provides for the grant of ISOs and nonstatutory stock options. As of March 31, 2000, Power Integrations had outstanding options under the 1997 Plan to purchase an aggregate of 1,772,384 shares at a weighted average exercise price of $14.1599 per share. As of the same date, options to purchase 837,294 shares of common stock granted pursuant to the 1997 Plan had been exercised, and there were 1,452,350 shares of common stock available for future grants under the 1997 Plan. As of the same date, options to purchase 349,967 shares of common stock were outstanding under our 1988 Stock Option Plan. Shares subject to outstanding options granted pursuant to the 1988 Plan, when canceled, become available for grant under the 1997 Plan. From the inception of the 1997 Plan to March 31, 2000, options to purchase 72,733 such shares have been canceled.

     Shares subject to the 1997 Plan. The initial maximum share reserve of the 1997 Plan was 4,264,454 shares, which amount is increased annually on the first day of our fiscal year, January 1, by a number of shares equal to 5% of the number of shares of our issued and outstanding common stock on the preceding December 31. The latest annual increase on January 1, 2000 was equal to 1,323,413 shares, resulting in a maximum reserve of 6,837,573 shares. However, the number of shares available for grant at any time under the 1997 Plan is reduced by the number of shares which remain subject to options granted under our 1988 Plan plus the number of shares subject to options granted under the 1988 Plan that have been exercised after June 3, 1997, and as of March 31, 2000, such total was 2,834,479 shares.

     Currently, the ISO Issuance Limit is 6,704,454 shares and this limit does not automatically increase each year. Subject to stockholder approval, the board of directors has amended the 1997 Plan to increase the ISO Issuance Limit to 7,366,454 shares, effective January 1, 2001. Under the Code, the number of ISOs that may be granted under a plan must be an amount that is determinable on the date that the stockholders approve the plan. Because the 1997 Plan's share reserve increases each year and the amount of the increase is not determinable in advance, the ISO Issuance Limit was approved as a fixed number. Thus, although the total number of shares issuable under the 1997 Plan automatically increases each fiscal year, the ISO Issuance Limit remains fixed. In order to allow Power Integrations to continue to grant ISOs to its employees, the board approved the increase in the ISO Issuance Limit. The proposed increase in the ISO Issuance Limit will not increase the total number of shares issuable under the 1997 Plan, but will allow Power Integrations to grant more ISOs to employees from the 1997 Plan's share reserve.

     In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 1997 Plan, the ISO Issuance Limit, the limit of options for no more than 400,000 shares to any employee in any fiscal year, and to outstanding options. To the extent any outstanding option under the 1997 Plan expires or terminates prior to exercise in full or if we repurchase shares issued upon exercise of an option, the shares of common stock for which that option is not exercised or the repurchased shares are returned to the 1997 Plan and will again be available for issuance under the 1997 Plan.

     In addition to the 1997 Plan, Power Integrations maintains the 1998 Nonstatutory Stock Option Plan, also referred to as the 1998 Plan, pursuant to which an aggregate of 1,000,000 shares of common stock may be issued. The 1998 Plan provides for the grant of nonstatutory stock options to employees and consultants of Power Integrations or any parent or subsidiary corporation of Power Integrations (excluding officers and directors), and as of March 31, 2000, options to purchase 144,866 shares of common stock granted pursuant to the 1998 Plan had been exercised, options to purchase an aggregate of 854,999 shares were outstanding, and 135 shares of common stock remained available for future grants under the 1998 Plan.

     Administration. The board of directors or a duly appointed committee of the board may administer the 1997 Plan. With respect to the participation of individuals whose transactions in Power Integrations' equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the 1997 Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 1997 Plan, the board determines the persons to whom options are to be granted, the number of shares to be covered by each option, and all other terms and conditions of the options. The 1997 Plan also provides, subject to certain limitations, that Power Integrations will indemnify any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from that person's action or failure to act in administering the 1997 Plan. The board will interpret the 1997 Plan and options granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the 1997 Plan or any option under that plan.

     Eligibility. Generally, all employees, directors and consultants of Power Integrations or of any present or future parent or subsidiary corporations of Power Integrations are eligible to participate in the 1997 Plan. In addition, the 1997 Plan also permits the grant of options to prospective employees, consultants and directors in connection with written offers of employment or engagement. As of April 1, 2000, Power Integrations had approximately 235 employees, including 9 executive officers and 6 directors. Any person eligible under the 1997 Plan may be granted a nonstatutory option. However, only employees may be granted ISOs and no employee may be granted options for more than 400,000 shares during any fiscal year.

     Terms and conditions of options. Each option granted under the 1997 Plan is evidenced by a written agreement between Power Integrations and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 1997 Plan.
The exercise price per share must equal at least the fair market value of a share of Power Integrations' common stock on the date of grant of an ISO and at least 85% of the fair market value of a share of the common stock on the date of grant of a nonstatutory stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Power Integrations or any parent or subsidiary corporation of Power Integrations (a "10% Stockholder") must be at least 110% of the fair market value of a share of Power Integrations' common stock on the date of grant. The fair market value of Power Integrations' common stock is based on the trading price of Power Integrations' shares on the Nasdaq National Market.

     Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of Power Integrations' common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, by means of a promissory note, by any lawful method approved by the board or by any combination of these. The board may nevertheless restrict the forms of payment permitted in connection with any option grant.

     The board will specify when options granted under the 1997 Plan will become exercisable and vested. Generally, options granted under the 1997 Plan are exercisable on and after the date of grant, subject to the right of Power Integrations to reacquire, at the optionee's exercise price, any unvested shares that the optionee holds upon termination of employment or service or if the optionee attempts to transfer any unvested shares. Shares subject to options generally vest in installments, subject to the optionee's continued employment or service. The maximum term of ISOs granted under the 1997 Plan is ten years, except that an ISO granted to a 10% Stockholder may not have a term longer than five years. The 1997 Plan authorizes the board to grant nonstatutory stock options having a term in excess of ten years. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee.

     Change in control. The 1997 Plan provides that a "change in control" occurs in the event of:

     . a sale or exchange by the stockholders of more than 50% of Power Integrations' voting stock,

     .  a merger or consolidation involving Power Integrations,

     . the sale, exchange or transfer of all or substantially all of the assets of Power Integrations, or

     .  a liquidation or dissolution of Power Integrations,

wherein, upon any such event, the stockholders of Power Integrations immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of Power Integrations, its successor, or the corporation to which the assets of Power Integrations were transferred.

     Upon a change in control, the board may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the 1997 Plan. To the extent that the options outstanding under the 1997 Plan are not assumed, substituted for, or exercised prior to such event, they will terminate.

     Termination or amendment. Unless sooner terminated, no ISOs may be granted under the 1997 Plan after June 2, 2007. The board may terminate or amend the 1997 Plan at any time, but, without stockholder approval, the board may not adopt an amendment to the 1997 Plan which would increase the total number of shares of common stock reserved for issuance thereunder, change the class of persons eligible to receive ISOs, or require stockholder approval under any applicable law, regulation or rule. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an ISO or is necessary to comply with any applicable law.

Summary of federal income tax consequences of the 1997 Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1997 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     ISOs. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under
Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, Power Integrations will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the determination date, which is discussed in more detail below under -- "Nonstatutory stock options," and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Generally, for federal income tax purposes, Power Integrations should be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an ISO is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory stock options. Options not designated or qualifying as ISOs will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the determination date. If the optionee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. The determination date is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of the date on which the shares are transferable or the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.
A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to Power Integrations with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. Power Integrations generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote required and board of directors' recommendation

     The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Power Integrations' common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

     The board of directors believes that approval of the increase in the ISO Issuance Limit is in the best interests of Power Integrations and its stockholders. THEREFORE, FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE ISO ISSUANCE LIMIT.

                              PROPOSAL NUMBER FOUR
                     INCREASE IN NUMBER OF SHARES RESERVED
         FOR ISSUANCE PURSUANT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     Power Integrations currently maintains the 1997 Employee Stock Purchase Plan, also referred to as the Purchase Plan, which permits employees to purchase shares of common stock through payroll deductions.

     Power Integrations' stockholders have previously approved the reservation of 1,000,000 shares of common stock for purchase by employees under the Purchase Plan. To provide a reasonable reserve of shares to permit Power Integrations to continue offering employees a stock purchase opportunity, the board has unanimously adopted, subject to stockholder approval, an amendment to increase the number of shares of common stock reserved for issuance under the Purchase Plan by 500,000 shares, to a total of 1,500,000 shares. As of March 31, 2000, a total of 271,077 shares remain available for future purchases, without giving effect to the proposed amendment.

     Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of Power Integrations' common stock at various future dates, it is not possible to determine the dollar value of benefits that will be received by executive officers and other employees if the proposed amendment to the Purchase Plan is approved by the stockholders. Nonemployee directors are not eligible to participate in the Purchase Plan.

     The stockholders are now being asked to approve the increase in the share reserve of the Purchase Plan by 500,000 shares. The board believes that the amendment is in the best interests of Power Integrations and its stockholders because the availability of an adequate reserve of shares available for issuance under the Purchase Plan will enable Power Integrations to continue to attract, motivate and retain valued employees.

Summary of the provisions of the Purchase Plan

     The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

     General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan the right to purchase through accumulated payroll deductions up to a number of shares of our common stock determined on the first day of the offering. This right to purchase stock is automatically exercised on the last day of each purchase period within the offering unless the participant has withdrawn from participation in the offering or in the Purchase Plan prior to that date.

     Shares subject to the Purchase Plan. A maximum of 1,000,000 of our authorized but unissued or reacquired shares of common stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in our capital structure or in the event of any merger, sale of assets or other reorganization of Power Integrations. Subject to stockholder approval, the board has amended the Purchase Plan to increase the share reserve to 1,500,000 shares. If any right to purchase stock expires or terminates, the shares subject to the unexercised portion of that right will again be available for issuance under the Purchase Plan.

     Administration. The Purchase Plan is administered by the board. Subject to the provisions of the Purchase Plan, the board determines the terms and conditions of the rights to purchase stock granted under the plan. The board will interpret the Purchase Plan and the rights granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the Purchase Plan or any rights to buy stock under the Purchase Plan. The Purchase Plan provides, subject to certain limitations, that Power Integrations will indemnify any director, officer or employee against all reasonable expenses, including attorney's fees, incurred in connection with any legal action arising from that person's action or failure to act in administering the plan.

     Eligibility. Any employee of Power Integrations or of any present or future parent or subsidiary corporation of Power Integrations designated by the board for inclusion in the Purchase Plan is eligible to participate in an offering to purchase stock under the Purchase Plan so long as the employee is customarily employed for at least 20 hours per week and 5 months per calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of Power Integrations or of any parent or subsidiary corporation of Power Integrations is entitled to participate in the Purchase Plan.

     Offerings. Generally, each offering of common stock under the Purchase Plan is for a period of twenty-four months. Offering periods under the Purchase Plan are overlapping, with a new offering period beginning every six months. However, employees may only participate in one offering at a time. Offering periods will generally commence on the first days of February and August of each year and end on the last days of the second following January and July, respectively. However, the first offering period commenced on December 12, 1997, the effective date of the Company's registration of its common stock with the Securities and Exchange Commission (the "Effective Date") and ended on January 31, 2000. Each offering period will generally be comprised of four six-month purchase periods, although the first purchase period of the first offering period commenced on the Effective Date and ended on July 31, 1998. Shares are purchased on the last day of each purchase period. The Board may establish a different term for one or more offerings or purchase periods or different commencement or ending dates for an offering or a purchase period.

     Participation and purchase of shares. Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the start of an offering period. Payroll deductions may not exceed 15% (or such other rate as the board determines) of an employee's compensation for any pay period during the offering period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive offering period until such time as that employee withdraws from the Purchase Plan, becomes ineligible to participate in the Purchase Plan, or terminates employment.

     Subject to certain limitations, each participant in an offering has a purchase right equal to the lesser of that number of whole shares determined by dividing $50,000 by the fair market value of a share of common stock on the first day of the offering period or 5,000 shares, provided that these dollar and share amounts will be prorated for any offering period that is other than 24 months in duration. No participant may purchase under the Purchase Plan shares of Power Integrations' common stock having a fair market value exceeding $25,000 in any calendar year. This dollar amount is measured using the fair market value of Power Integrations' common stock on the first day of the offering period in which the shares are purchased.

     At the end of each purchase period, Power Integrations issues to each participant the number of shares of common stock determined by dividing the amount of payroll deductions accumulated for the participant during that purchase period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price per share at which shares are sold at the end of a purchase period generally equals 85% of the lesser of the fair market value per share of Power Integrations' common stock on the first day of the offering period or the purchase date. The fair market value of the common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next purchase period or offering period.

     A participant may withdraw from an offering at any time without affecting his or her eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not again participate in the same offering.

     Change in control. The Purchase Plan provides that in the event of a change in control, the acquiring or successor corporation may assume Power Integrations' rights and obligations under the Purchase Plan or substitute substantially equivalent purchase rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding purchase rights, the board may adjust the last day of the offering period to a date on or before the date of the change in control. Any purchase rights that are not assumed, substituted for, or exercised prior to the change in control will terminate.

     Termination or amendment. The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The board may at any time amend or terminate the Purchase Plan. However, the approval of Power Integrations' stockholders is required within twelve months of the adoption of any amendment that increases the number of shares authorized for issuance under the Purchase Plan or changes the definition of the corporations which may be designated by the board as corporations whose employees may participate in the Purchase Plan.

Summary of federal income tax consequences of the Purchase Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the common stock under the terms of the Purchase Plan.

     If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable offering period or within one year from the purchase date, known as a disqualifying disposition, the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months.

     If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable offering period and at least one year after the purchase date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain.
If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

     If the participant still owns the shares at the time of death, the lesser of the excess of the fair market value of the shares on the date of death over the purchase price or 15% of the fair market value of the shares on the first day of the offering period in which the shares were purchased will constitute ordinary income in the year of death.

     Power Integrations should be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to Power Integrations.

Vote required and board of directors' recommendation

     The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Power Integrations common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

     The board of directors believes that approval of the increase in the Employee Stock Purchase Plan share reserve is in the best interests of Power Integrations and its stockholders. THEREFORE, FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE EMPLOYEE STOCK PURCHASE PLAN SHARE RESERVE.

                              PROPOSAL NUMBER FIVE
              APPROVAL OF AMENDMENT OF 1997 OUTSIDE DIRECTORS PLAN

     Power Integrations currently maintains the 1997 Outside Directors Plan, also referred to as the Directors Plan, which provides for the automatic grant of nonstatutory stock options to our nonemployee directors.

     Power Integrations' stockholders have previously approved the reservation of 400,000 shares of common stock for issuance under the Directors Plan. To provide a reasonable reserve of shares to permit Power Integrations to continue offering nonemployee directors a stock purchase opportunity, the board has unanimously adopted, subject to stockholder approval, an amendment to increase the number of shares of common stock reserved for issuance under the Directors Plan by 400,000 shares, to a total of 800,000 shares. As of March 31, 2000, a total of 136,668 shares remain available for future grants, without giving effect to the proposed amendment.

     The stockholders are now being asked to approve the increase in the share reserve of the Directors Plan by 400,000 shares. The board believes that the amendment is in the best interests of Power Integrations and its stockholders because the availability of an adequate reserve of shares available for issuance under the Purchase Plan will enable Power Integrations to continue to attract and retain valued directors.

Summary of the Provisions of the Directors Plan

     The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

     General. The Directors Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company.

     Shares Subject to Plan. A maximum of 400,000 shares of our authorized but unissued or reacquired shares of common stock may be issued upon the exercise of options granted pursuant to the Directors Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure. Subject to stockholder approval, the board has amended the Directors Plan to increase the share reserve to 800,000 shares. To the extent any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if Power Integrations repurchases shares issued upon exercise of an option, the shares of common stock for which that option is not exercised or the repurchased shares are returned to the Directors Plan and will again be available for issuance under the Directors Plan.

     Administration. The Directors Plan is administered by the board. The Directors Plan provides, subject to limitations set forth in the Directors Plan, for indemnification by Power Integrations of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from the person's action or failure to act in administering the Directors Plan. The board is authorized to interpret the Directors Plan and options granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the Directors Plan or any option.

     Eligibility. Only directors of Power Integrations who are not employees at the time of the grant are eligible to participate in the Directors Plan. Currently, we have five (5) nonemployee, or outside, directors.

     Automatic Grant of Options. The Directors Plan provides that each outside director who is first elected or appointed as an outside director automatically will be granted an option to purchase 30,000 shares of common stock on the date of that initial election or appointment. The Directors Plan also provides for the annual automatic grant of an additional option to purchase 10,000 shares of common stock, on each anniversary of (a) December 12, 1997, the effective date of adoption of the Directors Plan, for outside directors holding office on that date, or (b) the date of initial election or appointment to the Board, for outside directors first elected or appointed after that date, provided that the person remains an outside director on the anniversary date.

     Terms and Conditions of Options. Each option granted under the Directors Plan is evidenced by a written agreement between Power Integrations and the outside director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price per share must equal the fair market value, as determined pursuant to the plan, of a share of Power Integrations' common stock on the date of grant. The fair market value of the common stock will be the closing price per share on the date of grant as reported on the Nasdaq National Market. All options granted under the Directors Plan will expire 10 years after the date that option is granted, subject to earlier termination in the event the outside directors' service with Power Integrations ends or in the event of a change in control, as discussed below. As described above, each outside director receives an initial grant at the time that director begins service with Power Integrations. One-third of the shares subject to that option will vest and become exercisable one year after the date of grant, and the remaining shares will vest and become exercisable in equal monthly installments over the following 24 months. Each annual grant will vest and become exercisable in twelve monthly installments, with the first installment vesting 25 months after the date of grant.

     Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of Power Integrations' common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, or by any combination of these. During the lifetime of the optionee, the option may be exercised only by the optionee. An option may not be transferred or assigned, except by will or by the laws of descent and distribution.

     Upon a change in control, all outstanding options will become immediately exercisable and vested as of the date ten (10) days prior to the change in control. In addition, the acquiring or successor corporation may assume Power Integrations' rights and obligations under the Directors Plan or substitute substantially equivalent options for the options outstanding under the Directors Plan. Any options that are not assumed, substituted for, or exercised prior to the change in control will terminate.

     Termination or Amendment. The Directors Plan will continue until terminated by the board or until all of the shares reserved for issuance under the plan have been issued. The board may terminate or amend the Directors Plan at any time. However, without the approval of Power Integrations' stockholders, the board may not amend the Directors Plan to increase the total number of shares of common stock reserved for issuance or adopt any other amendment that would require approval of the stockholders under any applicable law, regulation or rule. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee, unless the termination or amendment is necessary to comply with any applicable law.

Summary of Federal Income Tax Consequences of the Directors Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Directors Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     A participant in the Directors Plan receives nonstatutory options, which have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to Power Integrations with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. Power Integrations generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote required and board of directors' recommendation

     The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Power Integrations common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

     The board of directors believes that approval of the increase in the Directors Plan share reserve is in the best interests of Power Integrations and its stockholders. THEREFORE, FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE DIRECTORS PLAN SHARE RESERVE.

                              PROPOSAL NUMBER SIX
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has selected Arthur Andersen LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2000. Arthur Andersen LLP has acted in such capacity since its appointment during the fiscal year ended December 31, 1990. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote required and board of directors' recommendation

     The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Power Integrations common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS POWER INTEGRATIONS' INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of February 19, 2000, with respect to the beneficial ownership of Power Integrations' common stock by:

     . each person known by Power Integrations to be the beneficial owner of more than 5% of our common stock,

     .  each director and director nominee of Power Integrations,

     . the Chief Executive Officer, and the four other highest compensated executive officers of Power Integrations whose salary and bonus for the year ended December 31, 1999 exceeded $100,000, plus one additional individual who would have been one of the four highest compensated executive officers but for the fact that the individual was not serving as an executive officer of Power Integrations on December 31, 1999, also referred to as the "Named Executive Officers," and

     .  all executive officers and directors of Power Integrations as a group.

Name and address of beneficial owners                                                 Shares owned/(1)/
-------------------------------------------------------------------------      ------------------------------
                                                                                 Number of
                                                                                   shares        Percentage
                                                                               -------------  ---------------
5% Stockholders

Capital Research and Management Company/(2)/...............................       3,830,000             14.3%
333 South Hope Street
Los Angeles, CA 90071

Nicholas-Applegate Capital Management/(3)/.................................       1,739,520              6.5
600 West Broadway, 29th Floor
San Diego, CA 92101

Putnam Investments, Inc./(4)/..............................................       1,202,960              4.5
One Post Office Square
Boston, Massachusetts 02109

RS Investment Management Co. LLC/(5)/......................................       1,544,050              5.8
388 Market Street, Suite 200
San Francisco, CA 94111

Executive officers and directors
Howard F. Earhart/(6)/.....................................................         624,684              2.3
Balu Balakrishnan/(7)/.....................................................         342,873              1.3
Clements E. Pausa/(8)/.....................................................          43,890               *
Vladimir Rumennik/(9)/.....................................................         350,936              1.3
Daniel M. Selleck/(10)/....................................................         205,639               *
Clifford J. Walker/(11)/...................................................         179,900               *
Alan D. Bickell............................................................               -               *
Nicholas E. Brathwaite.....................................................               -               *
R. Scott Brown.............................................................               -               *
E. Floyd Kvamme/(12)/......................................................         155,973               *
Steven J. Sharp/(13)/......................................................          78,625               *
All executive officers and directors as a group (14 persons)/(14)/.........       2,387,537              8.5

____________________
*    Less than 1%

(1) Except as indicated in the footnotes to this table, Power Integrations believes that the persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options. Options held by executive officers are immediately exercisable but are subject to vesting which lapses over time. Percentages are based on 26,831,692 shares of common stock outstanding on February 19, 2000.

(2) Based on a Schedule 13G/A filed with the SEC on March 10, 2000, Capital Research and Management Company has sole dispositive power of 3,830,000
     shares and sole voting power over no shares.   SmallCap World Fund, Inc.,
     an investment company advised by Capital Research and Management Company has sole voting power over 1,710,000 shares and sole dispositive power over no shares.

(3) Based on Schedule 13G filed with the SEC on February 11, 2000, Nicholas-Applegate Capital Management has sole voting power over 1,273,120 shares and sole dispositive power over 1,739,520 shares.

(4) Based on a Schedule 13G/A filed with the SEC on February 17, 2000, Putnam Investments, Inc. owns two registered investment advisers, Putnam Investment Management, Inc. and The Putnam Advisory Company Inc. Putnam Investments, Inc. is deemed to have shared voting power over 161,200 shares and shared dispositive power over 1,202,960 shares through these companies.

(5) Based on a Schedule 13G filed with the SEC on February 15, 2000, RS Investment Management Co. LLC has shared voting and dispositive power over 1,544,050 shares. RS Investment Management Co. LLC is the general partner of RS Investment Management, L.P., a registered investment adviser.

(6) Includes 335,884 shares issuable upon exercise of options which vest over time.

(7) Includes 67,353 shares subject to a right of repurchase in favor of Power Integrations which lapses over time. Also includes 80,000 shares issuable upon exercise of options which vest over time.

(8) As of August 30, 1999. Mr. Pausa resigned from Power Integrations on August 15, 1999.

(9) Includes 182,806 shares issuable upon exercise of options which vest over time

(10) Includes 9,314 shares subject to a right of repurchase in favor of Power Integrations which lapses over time. Also includes 130,000 shares issuable upon exercise of options which vest over time.

(11) Includes 8,334 shares subject to a right of repurchase in favor of Power Integrations which lapses over time. Also includes 112,400 shares issuable upon exercise of options which vest over time.

(12) Includes 23,333 shares issuable upon exercise of options.

(13) Includes 4,234 shares held by Sutro & Co. Keough Custodian FBO Steven Sharp. Also includes 23,333 shares issuable upon exercise of options.

(14) See footnotes 6 through 13. Includes 193,580 shares subject to rights of repurchase in favor of Power Integrations which lapse over time, and 1,258,766 shares issuable upon exercise of options which vest over time.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the total compensation of the Named Executive Officers for the fiscal years ended December 31, 1999, 1998 and 1997:

                           Summary Compensation Table

                                                                                          Long term
                                                                                         compensation
                                                      Annual Compensation                   awards
                                            ---------------------------------------      ------------
                                                                                            No. of
                                                                                          securities
                                                                                          underlying             All other
       Name and principal position           Year       Salary(1)         Bonus(1)          options           compensations(2)
----------------------------------------  ----------  ----------------  ------------  -------------------  ---------------------
Howard F. Earhart........................      1999       $270,000         $204,300             150,000                  $891
 President and Chief Executive Officer         1998       $210,000         $190,800             100,000                  $737
                                               1997       $180,000         $237,600             147,058                  $660

Balu Balakrishnan........................      1999       $200,769         $119,300              80,000                  $891
  Vice President, Engineering and New          1998       $175,000         $111,300              60,000                  $737
   Business Development                        1997       $155,000         $147,600              44,116                  $660

Clements E. Pausa(3).....................      1999       $142,347         $115,200                 -0-                  $594
  Vice President, Operations                   1998       $180,000         $127,200                 -0-                  $737
                                               1997       $ 86,671         $ 63,334             154,410                  $330

Vladimir Rumennik........................      1999       $209,519         $104,400              80,000                  $891
 Vice President, Technology Development        1998       $165,000         $ 95,400              50,000                  $737
                                               1997       $145,000         $118,500              44,116                  $660

Daniel M. Selleck........................      1999       $214,631         $115,800              80,000                  $891
 Vice President, Worldwide Sales               1998       $160,000         $111,300              50,000                  $737
                                               1997       $140,000         $138,000              44,116                  $660

Clifford J. Walker.......................      1999       $178,173         $102,150              62,400                  $891
 Vice President, Corporate Development         1998       $140,000         $ 95,400              50,000                  $737
                                               1997       $120,000         $118,000              44,116                  $660

_________________

(1) Amounts shown are on a full year basis and include cash and noncash compensation earned by executive officers.

(2)  Represents premiums paid by Power Integrations for life insurance coverage.

(3) Mr. Pausa joined Power Integrations on June 16, 1997. He left Power Integrations on August 15, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information concerning options to purchase Power Integrations' common stock granted during the year ended December 31, 1999 to the Named Executive Officers:

                        Individual grants in fiscal 1999

                                             % of total
                                              options                                  Potential realizable value at
                                             granted to                                   assumed annual rates of
                                              employees                                 stock price appreciation for
                                 Options      in fiscal        Exercise    Expiration      option term(4)
                                                                                       ---------------------------------
Name                             granted(1)    year(2)          price(3)      date            5%                10%
-------------------------------  ----------  -------------    -----------  ----------  ----------------  ----------------
Howard F. Earhart..............  150,000             8.80      14.2188      4/20/2009       $1,341,319        $3,399,166
Balu Balakrishnan..............   80,000             4.69      14.2188      4/20/2009          715,370         1,812,888
Clements E. Pausa..............      -0-              -0-       N/A           N/A                  -0-               -0-
Vladimir Rumennik..............   80,000             4.69      14.2188      4/20/2009          715,370         1,812,888
Daniel M. Selleck..............   80,000             4.69      14.2188      4/20/2009          715,370          1,182,88
Clifford J. Walker.............   62,400             3.66      14.2188      4/20/2009          557,989         1,414,053

________________
(1) Options granted in fiscal 1999 are immediately available and generally vest fully within four years from the grant date. Power Integrations has a repurchase right for unvested shares. Under the terms of the 1997 Plan, the administrator retains discretion, subject to the 1997 Plan limits, to modify the terms of outstanding options and to reprice outstanding options. The options have a term of 10 years, subject to earlier termination in certain situations related to termination of employment. See "Proposal Number Three -- Approval of Amendment of 1997 Stock Option Plan" and "Proposal Number Four -- Increase in Number of Shares Reserved for Issuance Pursuant to the 1997 Employee Stock Purchase Plan" for a description of the material payment terms of the options.

(2) Based on a total of 1,704,875 options granted to all employees and consultants during fiscal 1999.

(3) All options were granted at an exercise price equal to the fair market value of Power Integrations' stock on April 20, 1999.

(4) Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent Power Integrations' estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the common stock from the date of grant to date.

   AGGREGATE OPTION EXERCISES FOR FISCAL 1999 AND FISCAL 1999 YEAR-END VALUES

     The following table provides certain information concerning exercises of options to purchase Power Integrations' common stock during the year ended December 31, 1999, and unexercised options held as of December 31, 1999, by the Named Executive Officers:

                          Aggregated option exercises
                           and fiscal year-end values


                                                              Number of securities               Value of unexercised in-
                                                              uunderlying unexercised             the-money options at
                             Shares                           options at 12/31/99                   12/31/99(1)
                           acquired on         Value         -------------------------------   ------------------------------
          Name               exercise        realized(2)         Vested           Unvested          Vested         Unvested
------------------------  ---------------  ----------------  ----------------  ---------------  ----------------  ------------
Howard F. Earhart.......           60,000        689,700              85,884           250,000        4,095,164      9,414,055
Balu Balakrishnan.......              -0-            -0-                 -0-           140,000              -0-      5,311,246
Clements E. Pausa.......              -0-            -0-                 -0-               -0-              -0-            -0-
Vladimir Rumennik.......           55,358      1,204,323              33,101           149,705        1,560,793      5,804,080
Daniel M. Selleck.......           20,316        267,315                 -0-           130,000              -0-      4,875,621
Clifford J. Walker......           36,764        469,942                 -0-           112,400              -0-      4,282,172

_______________
(1) Calculated on the basis of the fair market value of the underlying securities as of December 31, 1999 of $47.9375 per share, as reported as the closing price on the Nasdaq Stock Market, minus the aggregate exercise price.

(2)  Fair market price on date of exercise, less exercise price.

     The options in the table above are immediately exercisable in full at the date of grant, but shares purchased on exercise of unvested options are subject to a repurchase right in favor of Power Integrations which lapses ratably over 50 months for our 1988 Stock Option Plan or 48 months for our 1997 Plan and entitles Power Integrations to repurchase unvested shares at their original issuance price.

     No compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year was paid pursuant to a long-term incentive plan during fiscal 1999 to any Named Executive Officer. Power Integrations does not have any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or average final compensation and years of service with any of the Named Executive Officers.

Compensation of directors

     Directors of Power Integrations receive $3,750 per quarter for services provided as a director and $1,000 for each meeting they attend. Directors are reimbursed for all travel and related expenses incurred in connection with attending board and committee meetings. Directors who are not employees of Power Integrations receive yearly grants of options to purchase common stock under the 1997 Outside Directors Stock Option Plan. During 1999, Messrs. Bickell, Brown, Kvamme and Sharp were each granted an option to purchase up to 10,000 shares of Power Integrations common stock under this plan. Mr. Bickell was granted an option to purchase up to 30,000 shares of Power Integrations common stock under this plan when he joined Power Integrations in April 1999. Mr. Brown was granted an option to purchase up to 30,000 shares of Power Integrations common stock under this plan when he joined Power Integrations in July 1999. Mr. Brathwaite was granted an option to purchase up to 30,000 shares of Power Integrations common stock under this plan when he joined Power Integrations in January 2000.

Employment contracts and termination of employment and change-in-control arrangements

     None.

Compensation committee interlocks and insider participation in compensation decisions

     The compensation committee is composed of Mr. Brown, Mr. Kvamme and Mr. Bickell. No interlocking relationships exist between any member of our compensation committee and any member of any other company's board of directors or compensation committee. The compensation committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and bonus compensation for executive officers of Power Integrations.

Certain relationships and related transactions

     Since January 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Power Integrations was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% any class of voting securities of Power Integrations and members of such person's immediate family had or will have a direct or indirect material interest other than the transactions described below.

     On July 25, 1997, in connection with the purchase of common stock upon exercise of stock options granted to Howard F. Earhart, Power Integrations loaned to Mr. Earhart, a director and our Chief Executive Officer, $125,000, at an interest rate of 6.65% pursuant to a Promissory Note and Pledge Agreement due on July 25, 2002 or at Power Integrations' option upon:

     .  termination of Mr. Earhart's employment with Power Integrations,

     . a default in the payment of any installment or principal and/or interest when due,

     .  a sale of the Pledged Stock, as defined below, or

     . acceleration being reasonably necessary for Power Integrations to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with Power Integrations' securities.

     The loan is secured by 147,058 shares of common stock (the "Pledged Stock"). This loan was repaid on February 8, 2000.

     On August 25, 1999, Power Integrations loaned to The Davies Family Living Trust dated August 14, 1999, of which Mr. Roderick Davies, our Vice President of Operations, is a trustee, $200,000, at an interest rate of 7.5% pursuant to a Note Secured by Deed of Trust due upon the earlier of

     . five (5) years from the date Mr. Davies is last employed by Power Integrations;

     . thirty (30) days after the date of the sale or transfer of the property mortgaged to secure the loan; or

     .  an event of default.

     The loan is secured by a security interest in and lien on Mr. Davies' house.

Section 16(a) beneficial ownership reporting compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Power Integrations' executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish Power Integrations with copies of all Section 16(a) forms that they file.

     Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in fiscal 1999, except that Mr. R. Scott Brown filed a late Form 3, an Initial Statement of Beneficial Ownership of Securities, and each of the following executive officers and directors filed one late Form 5, an Annual Statement of Changes in Beneficial Ownership:

     .  Balu Balakrishnan, one transaction.

     .  Alan Bickell, one transaction

     .  Howard F. Earhart, one transaction.

     .  Joyce Engberg, one transaction.

     .  Floyd Kvamme, one transaction.

     .  Vladmir Rumenick, one transaction.

     .  Daniel Selleck, one transaction.

     .  Steven Sharp, one transaction.

     .  Robert Staples, one transaction.

     .  Clifford Walker, one transaction.

                               NEW PLAN BENEFITS

     The following table sets forth grants of stock options received under the 1997 Plan and the Directors Plan and shares purchased pursuant to the Purchase Plan during the fiscal year ended December 31, 1999 by:

     .  the Named Executive Officers;
     .  all current executive officers as a group;
     . all current directors who are not executive officers as a group; and . all employees, who are not executive officers, as a group.

                                            1997 Plan/(1)/               Purchase Plan/(1)/                Directors/(1)/
                                    -------------------------------------------------------------------------------------------
Name and position                   Exercise price  No. of shares  Exercise price  No. of shares  Exercise price  No. of shares
----------------------------------  --------------  -------------  --------------  -------------  --------------  --------------
Howard F. Earhart.................        $14.2188        150,000         $  3.40          6,320             N/A              0
 President and Chief Executive
  Officer
Balu Balakrishnan.................         14.2188         80,000            3.40          2,780             N/A              0
 Vice President, Engineering and
  New Business Development
Clements E. Pausa.................             -0-            -0-            3.40          6,444             N/A              0
 Vice President, Operations
Vladimir Rumennik.................         14.2188         80,000            3.40          2,798             N/A              0
 Vice President, Technology
  Development
Daniel M. Selleck.................         14.2188         80,000            3.40          3,526             N/A              0
 Vice President, Worldwide Sales
Clifford J. Walker................         14.2188         62,400            3.40          3,782             N/A              0
 Vice President, Corporate
  Development
Executive group (9 persons).......         15.8463        747,300          3.6972         33,600             N/A              0
Non-executive director group (5
 persons).........................             N/A            -0-             N/A            -0-        $30.1688        100,000

Non-executive officer employee
 group............................         19.2208        515,700          3.6081        316,916             N/A              0

________________
(1) Only employees are eligible to participate in the 1997 Plan and the Purchase Plan. Only outside directors are eligible to participate in the Directors Plan.
(2) Average exercise price of options granted to non-executive officer employees under the 1997 Plan.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     On December 31, 1999, Alan D. Bickell, E. Floyd Kvamme and R. Scott Brown were members of the compensation committee. Dr. Edward C. Ross resigned from the board of directors and the compensation committee effective as of April 21, 1999. The vacancy created by Dr. Ross' resignation was filled by Mr. Alan D. Bickell. Dr. William Davidow resigned from the board of directors and the compensation committee effective as of July 23, 1999. The vacancy created by Dr. Davidow's resignation was filled by Mr. R. Scott Brown. Each member of the compensation committee is a non-employee member of our board of directors. For fiscal year ended 1999, all decisions concerning executive compensation were made by the compensation committee as constituted on December 31, 1999. This committee is responsible for setting and administering the policies governing annual compensation of the executive officers of Power Integrations. The compensation committee reviews the President's recommendations regarding the performance and compensation levels for executive officers other than Power Integrations' President and Chief Executive Officer.

Overview

     The goals of Power Integrations' executive officer compensation policies are to attract, retain and reward executive officers who contribute to our success, to align executive officer compensation with Power Integrations' performance and to motivate executive officers to achieve Power Integrations' business objectives. Power Integrations uses salary, bonus compensation and option grants to attain these goals. The compensation committee reviews compensation surveys and other data to enable the committee to compare Power Integrations' compensation package with that of similarly-sized high technology companies in Power Integrations' geographic area.

Salary

     Base salaries of executive officers are reviewed annually, and if deemed appropriate, adjustments are made based on individual executive officer performance, scope of responsibilities and levels paid by similarly-sized high technology companies in Power Integrations' geographic area. Commencing with the 1999 fiscal year, in determining the salaries of the executive officers, the compensation committee considered information provided by Power Integrations' Chief Financial Officer, as well as salary surveys and similar data prepared by AON Consulting Radford Division, an employment compensation consulting firm.

     The President and Chief Executive Officer is responsible for evaluating the performance of all other executive officers and recommends salary adjustments which are reviewed and approved by the compensation committee. In addition to considering the performance of individual executive officers and information concerning competitive salaries, significant weight is placed on the financial performance of Power Integrations in considering salary adjustments.

Bonus compensation

     Cash bonuses for each executive officer are set annually by the compensation committee and are specifically weighted for identified financial, management, strategic and operational goals. The committee determines quarterly and annually performance against the established goals and, based on its determination, the committee approves payment of appropriate bonuses. In addition to quarterly and annual bonus compensation, executive officers may earn additional bonus awards for patent applications or publications.

Stock options

     Power Integrations strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. The size of an initial option grant to an executive officer has generally been determined with reference to similarly-sized high technology companies in Power Integrations' geographic area for similar positions, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations. In fiscal 1999, the President and Chief

Executive Officer recommended to the board of directors, and the board of directors approved, stock option grants under the 1997 Plan to certain of the executive officers.

Compensation of Chief Executive Officer

     Howard F. Earhart has served as our president and chief executive officer since January 1995. The compensation committee set Mr. Earhart's fiscal 1999 compensation, including a base salary of $270,000, in fiscal 1998. The compensation committee reviewed Mr. Earhart's performance with regard to quarterly performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Earhart's bonus compensation for fiscal 1999 was $204,300. In addition, the board of directors granted Mr. Earhart options to purchase 150,000 shares of Power Integrations' common stock based on attainment of predetermined financial and other corporate goals.

Deductibility of executive compensation

     Power Integrations has considered the provisions of the Code and the related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to each of the five most highly compensated executive officers at the end of any fiscal year to the extent the compensation exceeds $1,000,000 for any of those officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1988 Plan and 1997 Plan should qualify for an exemption from these restrictions. The compensation committee does not believe that other components of Power Integrations' compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying this compensation for deductibility was necessary at this time. In the future, the compensation committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The compensation committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.


                                THE 1999 COMPENSATION COMMITTEE


                                Alan D. Bickell
                                R. Scott Brown
                                E. Floyd Kvamme

                        COMPARISON OF STOCKHOLDER RETURN

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on Power Integrations' common stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) ("Nasdaq US") and the CRSP Index for Nasdaq Electronic Components Stocks ("Nasdaq Electronic Components") for the period commencing on December 12, 1997 and ending on December 31, 1999.(1)

 Comparison of cumulative total return from December 12, 1997 through December
                                    31, 1999
Power Integrations, Inc., Nasdaq Stock Market - US Index and the CRSP Index for
                                     Nasdaq
                          Electronic Components Stocks


                             [GRAPH APPEARS HERE]

                                         December 12,       December 31,       December 31,       December 31,
                                             1997              1997               1998               1999
                                        --------------     --------------     --------------     --------------
Power Integrations, Inc.                      $100.00            $113.85            $308.46          $1,180.00
Nasdaq US                                     $100.00            $102.31            $144.14          $  262.01
Nasdaq Electronic Components                  $100.00            $101.47            $156.84          $  307.47

_____________

(1) Assumes that $100.00 was invested on December 12, 1997 in Power Integrations' common stock at the closing price of $4.00 and at the closing sales price for each index on that date and that any dividends were reinvested. No dividends have been declared on the common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 477 N. Mathilda Avenue, Sunnyvale, California 94086, not later than December 22, 2000, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Power Integrations' proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this proxy statement, the only business which the board of directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                              By order of the board of directors


                              /s/ Robert G. Staples

                              Robert G. Staples
                              Secretary
May 2, 2000

                                   APPENDIX A

               Amendment to Restated Certificate of Incorporation

     Power Integrations, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

1. That the Corporation's Board of Directors has duly adopted the following resolution:

    RESOLVED, that the text of section FOURTH of the Restated Certificate of
                                       ------
    Incorporation is hereby amended to read in full as follows:

    FOURTH:        STOCK
    -------

          The Corporation is authorized to issue two classes of stock to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is 3,000,000, $0.001 par value per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is 140,000,000, $0.001 par value per share. The shares of Preferred Stock shall initially be undesignated as to series.

          The Board of Directors is hereby authorized, within the limitations and restrictions stated herein, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon a wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but, in respect of decreases, not below the number of shares of such series then outstanding. In case the number of shares of any series should be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolutions originally fixing the number of shares of such series.

2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

    The Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer and attested to by its Secretary this __ day of June 2000.

                                 POWER INTEGRATIONS, INC.


                                 By:__________________________________
                                    Howard F. Earhart, President and Chief
                                             Executive Officer

     ATTEST:

     ____________________________________
     Robert G. Staples, Secretary

                                                                         ANNEX A

                           POWER INTEGRATIONS, INC.
                            1997 STOCK OPTION PLAN
                     (As Amended Through June 6, 2000)

     1.   Establishment, Purpose And Term of Plan.
          ---------------------------------------

          1.1 Establishment. The Power Integrations, Inc. 1997 Stock Option Plan (the "Plan") is hereby established effective as of June 3, 1997 (the "Effective Date").

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.

     2.   Definitions And Construction.
          ----------------------------

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below :

               (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (d) "Company" means Power Integrations, Inc., a Delaware corporation, or any successor corporation thereto.

               (e) "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

               (f) "Director" means a member of the Board or of the board of directors of any other Participating Company.

               (g) "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company group because of the sickness or injury of the Optionee.

               (h) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

               (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (j) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the
                          -------------------
Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                    (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (k) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (l) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

               (m) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

               (n) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

               (o) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

               (p) "Optionee" means a person who has been granted one or more Options.

               (q) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (r) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

               (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

               (t) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

               (u)  "Section 162(m)" means Section 162(m) of the Code.

               (v) "Securities Act" means the Securities Act of 1933, as amended.

               (w) "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

               (x) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (y) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               (z) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     3.   Administration.
          --------------

          3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.2 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

               (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

               (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

               (c) to determine the Fair Market Value of shares of Stock or other property;

               (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

               (e)  to approve one or more forms of Option Agreement;

               (f) to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

               (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

               (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

               (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

          3.4 Committee Complying with Section 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     4.   Shares Subject to Plan.
          ----------------------

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a) 1,386,764 shares, and (b) the number of shares of Stock, as of the Effective Date, subject to outstanding options granted pursuant to the Company's 1988 Stock Option Plan (the "Prior Plan"), which amount is 2,877,690 (the "Prior Plan Options"), resulting in an aggregate total of 4,264,454, increased on the first day of each fiscal year of the Company beginning on or after January 1, 1999 by a number of shares equal to five percent (5%) of the number of shares of Stock issued and outstanding on the last day of the preceding fiscal year (the "Share Reserve"). The Share Reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Notwithstanding the foregoing, the Share Reserve, determined at any time, shall be reduced by the number of shares remaining subject to outstanding Prior Plan Options. In addition, except as adjusted pursuant to Section 4.2, in no event shall more than 6,704,454 shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Issuance Limit"); provided, however, that the ISO Share Issuance Limit shall be increased to 7,366,454 shares of Stock effective as of January 1, 2001. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Issuance Limit set forth in Section 4.1, the
Section 162(m) Grant Limit set forth in Section 5.4 and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

     5.   Eligibility and Option Limitations.
          ----------------------------------

          5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

          5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with
Section 6.1.

          5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

          5.4  Section 162(m) Grant Limit. Subject to adjustment as provided in
Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than four hundred thousand (400,000) shares of Stock (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

     6.   Terms and Conditions of Options.
          -------------------------------

          Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock

Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

          6.3  Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in
Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

               (d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

          6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

         6.6   Effect of Termination of Service.

               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

                    (i)    Disability. If the Optionee's Service with the
                           ----------
Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

                    (ii)   Death. If the Optionee's Service with the
                           -----
Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                    (iii)  Other Termination of Service. If the Optionee's
                           ----------------------------
Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

          7.   Standard Forms Of Option Agreement.
               ----------------------------------

               7.1 Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

               7.2 Nonstatutory Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

               7.3  Standard Term of Options. Except as otherwise provided in
Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.


               7.4 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

          8.   Change In Control.
               -----------------

               8.1  Definitions.

                    (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                          (i)    the direct or indirect sale or exchange in a
single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                          (ii)   a merger or consolidation in which the Company
is a party;

                          (iii)  the sale, exchange, or transfer of all or
substantially all of the assets of the Company; or

                          (iv)   a liquidation or dissolution of the Company.

               (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

     9.   Provision Of Information.
          ------------------------

          Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     10.  Nontransferability Of Options.
          -----------------------------

          During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11.  Compliance With Securities Law.
          ------------------------------

          The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     12.  Indemnification.
          ---------------

          In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     13.  Termination Or Amendment Of Plan.
          --------------------------------

          The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be
(a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

                                                                         ANNEX B

                           POWER INTEGRATIONS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                       (As Amended Through June 6, 2000)

     1.   Establishment, Purpose and Term of Plan.
          ---------------------------------------

          1.1 Establishment. The Power Integrations, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Effective Date").

          1.2 Purpose. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

     2.   Definitions and Construction.
          ----------------------------

          2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (d) "Company" means Power Integrations, Inc., a Delaware corporation, or any successor corporation thereto.

               (e) "Compensation" means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

               (f) "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

               (g) "Employee" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

               (h) "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such
                                             -----------------------
other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

               (i)  "Offering" means an offering of Stock as provided in Section
6.

               (j) "Offering Date" means, for any Offering, the first day of the Offering Period with respect to such Offering.

               (k) "Offering Period" means a period established in accordance with Section 6.1.

               (l) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (m) "Participant" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

               (n) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

               (o) "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

               (p) "Purchase Date" means, for any Purchase Period, the last day of such period.

               (q) "Purchase Period" means a period established in accordance with Section 6.2.

               (r) "Purchase Price" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

               (s) "Purchase Right" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

               (t) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (u) "Subscription Agreement" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

               (v) "Subscription Date" means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

               (w) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     3.   Administration.
          --------------

          3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

          3.2 Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

     4.   Shares Subject to Plan.
          ----------------------

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million five hundred thousand (1,500,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

     5.   Eligibility.
          -----------

          5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

               (a) Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week; or

               (b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

          5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

     6.   Offerings.
          ---------

          6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an "Offering Period"); provided, however, that the first Offering Period shall commence on the Effective Date and end on January 31, 2000 (the "Initial Offering Period"). Subsequent Offerings shall commence on the first day of February and August of each year and end on the last day of the second January and July, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

          6.2 Purchase Periods. Each Offering Period shall consist of four (4) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Board shall determine. The Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on July 31, 1998. A Purchase Period commencing on or about February 1 shall end on or about the next July 31. A Purchase Period commencing on or about August 1 shall end on or about the next January 31. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

     7.   Participation in the Plan.
          -------------------------

          7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

          7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering.

     8.   Right to Purchase Shares.
          ------------------------

          8.1 Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on such Offering Date or (b) five thousand (5,000) shares of Stock. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

          8.2 Pro Rata Adjustment of Purchase Right. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period of any duration other than twenty-four months, then (a) the dollar amount in Section
8.1 shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 208.33 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

          8.3 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

     9.   Purchase Price.
          --------------

          The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or
(b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

     10.  Accumulation of Purchase Price through Payroll Deduction.
          --------------------------------------------------------

          Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

          10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering) or more than fifteen percent (15%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

          10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

          10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "Change Notice Date" shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

          10.4 Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning of the next Purchase Period the Purchase Date of which falls in the following calendar year.

          10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

          10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

          10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company's designated office a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

     11.  Purchase of Shares.
          ------------------

          11.1 Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

          11.2 Pro Rata Allocation of Shares. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

          11.3 Delivery of Certificates. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

          11.4 Return of Cash Balance. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

          11.5 Tax Withholding. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

          11.6 Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

          11.7 Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to
Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

     12.  Withdrawal from Offering or Plan.
          --------------------------------

          12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after the Purchase Date of a Purchase Period, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

          12.2 Automatic Withdrawal from an Offering. If the Fair Market Value of a share of Stock on a Purchase Date of an Offering Period (other than the final Purchase Date of such offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering Period, then every Participant shall automatically be (a) withdrawn from such Offering Period after the acquisition of shares of Stock on the Purchase Date and (b) enrolled in the new Offering Period effective on its Offering Date. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section
12.2 by delivering to the Company's designated office not later than the close of business on Offering Date new Offering Period a written notice indicating such election.

          12.3 Return of Payroll Deductions. Upon a Participant's voluntary withdrawal from the Plan pursuant to Sections 12.1 or automatic withdrawal from an Offering pursuant to Section 12.2, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock (except, in the case of an automatic withdrawal pursuant to Section 12.2, for an amount necessary to purchase an additional whole share as provided in Section 11.4) shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan or the Offering, as applicable, shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

     13.  Termination of Employment or Eligibility.
          ----------------------------------------

          Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

     14.  Change in Control.
          -----------------

          14.1  Definitions.

                (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          14.2 Effect of Change in Control on Purchase Rights. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

     15.  Nontransferability of Purchase Rights.
          -------------------------------------

          A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

     16.  Compliance with Securities Law.
          ------------------------------

          The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

     17.  Rights as a Stockholder and Employee.
          ------------------------------------

          A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

     18.  Legends.
          -------

          The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE

REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

     19.  Notification of Sale of Shares.
          ------------------------------

          The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

     20.  Notices.
          -------

          All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Indemnification.
          ---------------

          In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     22.  Amendment or Termination of the Plan.
          ------------------------------------

          The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                           POWER INTEGRATIONS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                             NOTICE OF WITHDRAWAL


NAME (Please print):  __________________________________________________________
                      (Last)                   (First)                (Middle)

     I hereby elect to withdraw from the Offering under Power Integrations, Inc. 1997 Employee Stock Purchase Plan (the "Plan") which began on
_________________________, 19____ and in which I am currently participating (the "Current Offering").

     Elect either A or B below:

[_]  A.   I elect to terminate immediately my participation in the Current
          Offering and in the Plan.

          I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall not be used to
                                                                  ---
          purchase shares on the next Purchase Date of the Current Offering. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering and in the Plan.

[_]  B.   I elect to terminate my participation in the Current Offering and in the Plan following my purchase of shares on next Purchase Date of the Current Offering.

          I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall be used to purchase shares on the next Purchase Date of the Current Offering to the extent permitted by the Plan. I understand that this election will terminate my interest in the Current Offering and in the Plan immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be paid to me as soon as practicable.


     I understand that by making this election I am terminating my interest in the Plan and that no further payroll deductions will be made (provided that I have given sufficient notice prior to the next payday) unless I elect in accordance with the Plan to become a participant in another Offering under the Plan by filing a new Subscription Agreement with the Company.

Date:__________________________       Signature:________________________________

                                                                         ANNEX C

                           POWER INTEGRATIONS, INC.

                   1997 OUTSIDE DIRECTORS STOCK OPTION PLAN

                       (as amended through June 6, 2000)


     1.   Establishment, Purpose and Term of Plan.
          ---------------------------------------

          1.1 Establishment. The Power Integrations, Inc. 1997 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under
Section 12 of the Exchange Act (the "Effective Date").

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

     2.   Definitions and Construction.
          ----------------------------

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law .

               (d) "Company" means Power Integrations, Inc., a Delaware corporation, or any successor corporation thereto.

               (e) "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

               (f) "Director" means a member of the Board or the board of directors of any other Participating Company.

               (g) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

               (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the
                          -------------------
Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                    (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (j) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

               (k) "Optionee" means a person who has been granted one or more Options.

               (l) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

               (m) "Outside Director" means a Director of the Company who is not an Employee.

               (n) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (o) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

               (p) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

               (q) "Service" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

               (r) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (s) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

     3.   Administration. The Plan shall be administered by the Board. All
          --------------
questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     4.   Shares Subject to Plan.
          ----------------------

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be eight hundred thousand (800,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an "Ownership Change Event" as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

     5.   Eligibility and Type of Options.
          -------------------------------

          5.1 Persons Eligible for Options. An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

          5.2 Options Authorized. Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

     6.   Terms and Conditions of Options. Options shall be evidenced by Option
          -------------------------------
Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1 Automatic Grant of Options. Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

               (a) Initial Option. Each person who is (i) serving as an Outside Director on the Effective Date, or (ii) first elected or appointed as an Outside Director after the Effective Date shall be granted an Option to purchase thirty thousand (30,000) shares of Stock on the Effective Date or the date of such initial election or appointment, respectively (an "Initial Option"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director of the Company who previously did not qualify as an Outside Director but subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee.

               (b) Annual Option. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted an Option to purchase ten thousand (10,000) shares of Stock on each of his or her "Anniversary Dates", provided such person remains an Outside Director on such Anniversary Date (an "Annual Option"). The Anniversary Date for an Outside Director who was serving on the Board on the Effective Date shall be the date which is twelve (12) months after the Effective Date and successive anniversaries thereof. The Anniversary Date for an Outside Director who is elected or appointed to the Board after the Effective Date shall be the date which is twelve (12) months after such election or appointment and successive anniversaries thereof.

               (c) Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          6.2 Exercise Price. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

          6.3 Exercise Period. Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

          6.4  Right to Exercise Options.

               (a) Initial Options. Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "Initial Option Vesting Date"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

                                                                Vested Ratio
                                                                ------------
     Prior to Initial Option Vesting Date                            0

     On Initial Option Vesting Date, provided the Optionee's       1/3
     Service has not terminated prior to such date

     Plus
     ----
     For each full month of the Optionee's continuous            1/36
     Service from the Initial Option Vesting Date until the
     Vested Ratio equals 1/1, an additional

               (b) Annual Options. Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall (i) first become exercisable on the date which is twenty-five (25) months after the date on which the Annual Option was granted (the "Annual Option Vesting Date"); and (ii) be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

                                                               Vested Rat

     Prior to Annual Option Vesting Date                            0

     On Annual Option Vesting Date, provided                     1/12
     the Optionee's Service is continuous from the date of grant of the Annual Option until the Annual Option Vesting Date


     Plus
     ----
     For each full month of the Optionee's continuous            1/12
     Service from the Annual Option Vesting Date until the
     Vested Ratio equals 1/1, an additional

          6.5  Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.

               (b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          6.6 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

     7.   Standard Form of Option Agreement.
          ---------------------------------

          7.1 General. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

     8.   Change in Control.
          -----------------

          8.1  Definitions.

               (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                    (ii) a merger or consolidation in which the Company is a party;

                    (iii) the sale, exchange, or change in all or substantially all of the assets of the Company; or

                    (iv)  a liquidation or dissolution of the Company.

               (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2 Effect of Change in Control on Options. In the event of a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

     9.   Nontransferability of Options.  During the lifetime of the Optionee,
          -----------------------------
an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     10.  Indemnification. In addition to such other rights of indemnification
          ---------------
as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     11.  Termination or Amendment of Plan. The Board may terminate or amend the
          --------------------------------
Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

                                     PROXY

                           POWER INTEGRATIONS, INC.

                  Proxy for the Annual Meeting of Stockholders

                           To be held on June 6, 2000

                      Solicited by the Board of Directors

     The undersigned hereby appoints Howard F. Earhart and Robert G. Staples, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Power Integrations, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 477 N. Mathilda Avenue, Sunnyvale, California 94086 at 1:00 p.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 2, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

                                                                           ______________
CONTINUED AND TO BE SIGNED ON REVERSE SIDE                                   SEE REVERSE
                                                                                SIDE
                                                                            ____________
__________________                                  __________________
 Vote by Telephone                                   Vote by Internet
__________________                                  __________________
It's fast, convenient, and immediate!               It's fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone                immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).
-------------------------------------------------------------------------------------------------------------------
 Follow these four easy steps:                   Follow these four easy steps:

 1.  Read the accompanying Proxy                         1.  Read the accompanying Proxy
     Statement/Prospectus and Proxy Card.                    Statement/Prospectus and Proxy Card.

 2.  Call the toll-free number                           2.  Go to the Website
     1-877-PRX-VOTE (1-877-779-8683)                         http://www.eproxyvote.com/powi.

 3.  Enter your 14-digit Voter Control Number            3.  Enter your 14-digit Voter Control Number
     located on your Proxy Card above your name.             located on your Proxy Card above your name.

 4.  Follow the recorded instructions.                4.  Follow the instructions provided.
-------------------------------------------------------------------------------------------------------------------
 Your vote is important!                                     Your vote is important!
 Call 1-877-PRX-VOTE anytime!                     Go to http://www.eproxyvote.com/powi anytime!
                                                        ------------------------------

 Do not return your Proxy Card if you are voting by Telephone or Internet

[X]  Please mark
     votes as in
     this example

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

     A vote FOR the following proposals is recommended by the Board of
Directors:

     1. To elect the following two persons as Class III directors to hold office for a three-year term and until their successors are elected and qualified:

          Nominee:  Howard F. Earhart
          [ ]1  FOR      [ ]2  WITHHELD

          Nominee:  Alan D. Bickell
          [ ]3  FOR      [ ]4  WITHHELD

     2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by 100,000,000 shares, to a total of 140,000,000 shares.

          [ ]5  FOR           [ ]6  AGAINST                [ ]7  ABSTAIN

     3. To approve an amendment to the Company's 1997 Stock Option Plan which provides that effective January 1, 2001, 662,000 shares which would otherwise only be available for grant under such plan pursuant to nonstatutory stock options may instead be granted pursuant to incentive stock options.

          [ ]8  FOR           [ ]9  AGAINST                [ ]10  ABSTAIN

     4. To approve an amendment to the Company's 1997 Employee Stock Purchase Plan which increases the number of shares reserved for issuance under such plan by 500,000 shares of the Company's common stock, to a total of 1,500,000 such shares.

          [ ]11 FOR           [ ]12  AGAINST                [ ]13  ABSTAIN

     5. To approve an amendment to the Company's 1997 Outside Directors Plan which increases the number of shares reserved for issuance under such plan by 400,000 shares of the Company's Common Stock, to a total of 800,000 shares.

          [ ]14 FOR           [ ]15  AGAINST                [ ]16  ABSTAIN

     6. To consider, approve and ratify the appointment of Arthur Andersen LLP as independent public auditors for the Company for the fiscal year ending December 31, 2000.

          [ ]17 FOR           [ ]18  AGAINST                [ ]19  ABSTAIN

                              MARK HERE FOR  [ ]            MARK HERE IF  [ ]
                             ADDRESS CHANGE                 YOU PLAN TO
                             AND NOTE BELOW                  ATTEND THE
                                                               MEETING

Please sign here.  Sign exactly as your name(s)        Signature: ____________________  Date:  _______________________
appears on your stock certificate. If shares of
stock are held of record in the names of two or        Signature: ____________________  Date:  _______________________
more persons or in the name of husband and wife,
whether as joint tenants or otherwise, both or
all of such persons should sign the Proxy. If
shares of stock are held of record by a corporation,
the Proxy should be executed by the President or
Vice President and the Secretary or Assistant
Secretary. Executors or administrators or other
fiduciaries who execute the Proxy for a deceased
stockholder should give their full title. Please
date the Proxy.